DEBTOR(S): Midway Gold US Inc.

CASE NUMBER: 15-16835

MONTHLY OPERATING REPORT
CHAPTER 11

Form 2-A
COVER SHEET

For Period End Date: 9/30/2017

	Accrual Basis	Cash Basis
Accounting Method:	X	

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
X		1. Cash Receipts and Disursements Statement (Form 2-B)
X		2. Balance Sheet (Form 2-C)
X		3. Profit and Loss Statement (Form 2-D)
X		4. Supporting Schedules (Form 2-E)
X		5. Quarterly Fee Summary (Form 2-F)
X		6. Narrative (Form 2-G)
X		7. Bank Statements for All Bank Accounts *(Redact all but last 4 digits of account number and remove check images)*
X		8. Bank Statement Reconciliations for all Bank Accounts
N/A		9. Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 10/31/2017

Print Name: Dan Brosious

Signature: [signature]

Title: Chief Restructuring Officer

Rev. 10/31/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CURRENT MONTH)

9/1/2017 to 9/30/2017 Month 09-17

CASH FLOW SUMMARY	Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated	
1. Beginning Cash Balance	$ 715	17,520,805	6,826	-	100	0	100	58,856	282	381	497,757	-	-	-	18,085,822	
2. Cash Receipts																
Sales	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	
Sale of Assets	-	-	-	-	-	-	-	-	-	-	12,178	-	-	-	12,178	
Loans/advances	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	
Intercompany Transfer	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	[2]
Miscellaneous	-	120	119	-	-	-	-	-	-	-	-	-	-	-	239	
Total Cash Receipts	$ 0	120	119	-	0	0	0	0	-	-	12,178	-	-	-	12,417	
3. Cash Disbursements																
Operations	-	(218,051)	(830)	-	-	-	-	-	-	(4,000)	-	-	-	-	(222,880)	[6]
Debt Service/Secured loan payment	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	
Professional fees/U.S. Trustee fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	
Professional fees paid from retainer	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	
Intercompany Transfer	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	[2]
Total Cash Disbursements	$ 0	(218,051)	(830)	-	0	0	0	0	-	(4,000)	0	-	-	-	(222,880)	
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	0	(217,931)	(711)	-	-	0	-	0	-	(4,000)	12,178	-	-	-	(210,463)	
5 Ending Cash Balance (to Form 2-C)	$ 715	17,302,875	6,115	-	100	0	100	58,856	282	(3,619)	509,935	-	-	-	17,875,359	

CASH BALANCE SUMMARY

	Financial Institution	Balance 31-May-17
NA		
MDW Corp	TD Canada Trust (CAD)	$ 715 [4]
Midway Gold US	Wells Fargo N.A.	17,302,875
Midway Services Company	Wells Fargo N.A.	6,115
Nevada Talon	Wells Fargo N.A.	-3,619
Realty	Wells Fargo N.A.	509,935
RR Exploration	Wells Fargo N.A.	282
Mine Services LLC [3]	Wells Fargo N.A.	363
MDW Pan Hold Co.	Wells Fargo N.A.	100
MDW GR Hold Co.	Wells Fargo N.A.	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100
MDW Pan LLP	Wells Fargo N.A.	0
MDW Pan LLP	BNY Mellon	0
MDW Gold Rock LLP	Wells Fargo N.A.	58,856
		$ 17,875,922 [5]

[1] Current month beginning cash balance should equal the previous month's ending balance.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $0.00
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.
[6] Monthly activity of $61,963 on Midway Gold Corp is related to recording an adjustment for cumulative FX differences for USD.

Rev. 10/31/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CUMULATIVE CASE TO DATE)
For Period 6/22/2015 to 9/30/2017

CASH FLOW SUMMARY		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated	
1. Beginning Cash Balance	$	280,447	14,511	84,638	-	100	419,144	100	3,494	4,733	919	2,930	-	-	-	811,014	[1]
2. Cash Receipts																	
Sales		-	-	-	-	-	21,955,167	-	-	-	-	-	-	-	-	21,955,167	
Sale of Assets		-	29,886,449	-	-	-	-	-	-	-	-	512,911	-	-	-	30,399,360	
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	
Intercompany Transfer		485,487	5,896,588	4,995,000	-	5,019,208	404,872	715,208	715,000	149,325	56,825	6,500	-	-	-	18,444,014	[2]
Miscellaneous		62,855	1,088,988	76,725	-	-	679,419	-	61,511	-	-	-	-	-	-	1,969,499	
Total Cash Receipts	$	548,342	36,872,026	5,071,725	-	5,019,208	23,039,458	715,208	776,511	149,325	56,825	519,411	-	-	-	72,768,040	
3. Cash Disbursements																	
Operations		(369,774)	(3,924,277)	(5,118,398)	-	(208)	(10,665,537)	(208)	(696,555)	(150,200)	(57,762)	(9,480)	-	-	-	(20,992,400)	[6]
Debt Service/Secured loan payment		-	(12,955)	-	-	-	(5,890,616)	-	-	-	-	-	-	-	-	(5,903,571)	
Professional fees/U.S. Trustee fees		(242,837)	(8,549,426)	(31,850)	-	-	(1,478,367)	-	(24,594)	(3,575)	(3,600)	(2,925)	-	-	-	(10,337,175)	
Professional fees paid from retainer		(20,174)	(1,105)	-	-	-	-	-	-	-	-	-	-	-	-	(21,279)	
Intercompany Transfer		(195,288)	(7,095,900)	-	-	(5,019,000)	(5,424,081)	(715,000)	-	-	-	-	-	-	-	(18,449,269)	[2]
Total Cash Disbursements	$	(828,074)	(19,583,662)	(5,150,248)	-	(5,019,208)	(23,458,601)	(715,208)	(721,149)	(153,776)	(61,362)	(12,405)	-	-	-	(55,703,695)	
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(279,732)	17,288,363	(78,522)	-	-	(419,143)	-	55,362	(4,451)	(4,537)	507,006	-	-	-	17,064,345	
5 Ending Cash Balance (to Form 2-C)	$	715	17,302,875	6,115	-	100	0	100	58,856	282	(3,619)	509,935	-	-	-	17,875,359	

CASH BALANCE SUMMARY

NA	Financial Institution	Book Balance 31-May-17		Book Balance 21-Jun-15
MDW Corp	TD Canada Trust (CAD)	$ 715	[4]	$ 280,447
Midway Gold US	Wells Fargo N.A.	17,302,875		14,511
Midway Services Company	Wells Fargo N.A.	6,115		84,638
Nevada Talon	Wells Fargo N.A.	-3,619		919
Realty	Wells Fargo N.A.	509,935		2,930
RR Exploration	Wells Fargo N.A.	282		4,733
Mine Services LLC [3]	Wells Fargo N.A.	363		363
MDW Pan Hold Co.	Wells Fargo N.A.	100		100
MDW GR Hold Co.	Wells Fargo N.A.	100		100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100		100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100		100
MDW Pan LLP	Rev. 8/31/2018	0		382,665
MDW Pan LLP	BNY Mellon	0		36,478
MDW Gold Rock LLP	Wells Fargo N.A.	58,856		3,494
		$ 17,875,922	[5]	$ 811,577

[1] Accumulated beginning cash balance is the cash available at the commencement of the case.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities and exchange rates.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $0.00
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.
[6] Monthly activity of $61,953 on Midway Gold Corp is related to recording an adjustment for cumulative FX differences for USD.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

CASH DISBURSEMENTS BY DEBTOR (CURRENT MONTH)

9/1/2017 to 9/30/2017 Month 09-17

Case No.	Case Name	# of Bank Accounts	Total Monthly Disbursements by Debtor	Less: Intercompany Transfers	Amount to Quarterly Trustee Fees
15-16835	Midway Gold Corp. US (Midway Gold US)	One Wells Fargo	(218,051)	-	(218,051)
15-16836	Midway Gold Corp. (MDW Corp)	One Canadian Account	-	-	-
15-16837	Golden Eagle Holding	No Bank Account	-	-	-
15-16838	MDW-GR Holding	One Wells Fargo	-	-	-
15-16839	RR Exploration	One Wells Fargo	-	-	-
15-16840	Midway Services Co.	One Wells Fargo	(830)	-	(830)
15-16841	Nevada Talon, LLC	One Wells Fargo	(4,000)	-	(4,000)
15-16842	MDW Pan Holding	One Wells Fargo	-	-	-
15-16843	MDW Pan, LLP	One Wells Fargo /	-	-	-
		Four BNY Mellon			-
15-16844	MDW Gold Rock, LLP	One Wells Fargo	-	-	-
15-16845	Midway Gold Realty	One Wells Fargo	-	-	-
15-16846	MDW Mine ULC	No Bank Account	-	-	-
15-16847	GEH (BC) Holding	No Bank Account	-	-	-
15-16848	GEH (US) Holding	No Bank Account	-	-	-
	Total		**(222,880)**	**0**	**(222,880)**

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 9/1/2017 to 9/30/2017

CASH RECEIPTS DETAIL
(attach additional sheets as necessary)

Account No: Includes all debtor accounts

Date	Payer	Entity	Description	Amount (USD$)
9/30/2017	Wells Fargo	2	Miscellaneous	119.91
9/19/2017	Deposit from Cleark of Courts	9	Sale of Assets	12,178.39
9/18/2017	United Health Care	16	Miscellaneous	119.01

Total Sales	$	0.00
Total Intercompany Transfers	$	0.00
Total Sale of Assets	$	12,178.39
Total Miscellaneous	$	238.92
Total Cash Receipts	$	**12,417.31** [1]

Rev. 10/31/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 9/1/2017 to 9/30/2017

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
2	9/1/2017		KPMG Bank Rec Issue	$	-11,550.00
2	9/15/2017	6476	Tab Products CO LLC	$	-61.56
2	9/15/2017	17033	Computershare		-819.48
2	9/15/2017	145402	C T Corporation	$	-514.68
2	9/15/2017	145403	IMA Inc-Colorado Division	$	-189,519.00
2	9/15/2017	145404	ISC Inc.	$	-4,889.40
2	9/15/2017	145405	Oracle America, Inc.	$	-4,244.67
2	9/15/2017	145406	Teresa Gustine		-575.00
2	9/29/2017	11129	payment timing		-85.18
2	9/29/2017	11129	payment timing		-1,742.32
2	9/29/2017	17034	Ernst & Young, Inc		-4,049.28
5	9/29/2017	2120	Dan F. Halstead & Son Trucking		-4,000.00
16	9/15/2017		CT Corp		-623.36
16	9/29/2017		Paycom	$	-206.40
			Total Cash Disbursements	$	**-222,880.33** [1]

[1] Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Rev. 10/31/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: 9/30/2017

		CONSOLIDATED September 30, 2017 Actual	CONSOLIDATED June 21, 2015 Actual
Assets			
Total Current Assets			
Cash and Cash Equivalents		17,875,922	811,577
Accounts Receivable		3,002	201,443
Inventory		0	20,105,452
Prepaid		1,130,432	3,871,105
Other Current Assets		6,297	102,495
Total Current Assets		19,015,653	25,092,072
Investments		375	375
Investment in Partnerships		0	0
Property & Equipment		0	132,722,845
Reclamation Deposits		42	3,744,642
Mineral Properties		0	18,029,003
Other Long Term Assets		36,580	98,248
Total Long Term Assets		36,997	154,595,113
Total Assets		19,052,650	179,687,185
Current Liabilities			
Accounts Payable - Pre-Petition		(18,361,960)	(21,646,032)
Accounts Payable - Post-Petition		(330,374)	0
Reclamation and Remediation		0	(8,715)
Other Short Term Liabilities		(224,987)	(265,260)
Short Term Debt		(49,498,720)	(51,673,880)
Total Current Liabilities		(68,416,041)	(73,593,887)
Long Term Liabilities			
Reclamation and Remediation		0	(8,399,001)
Intercompany		(65)	(65)
Other Long Term Liabilities		0	(389,394)
Long Term Debt		0	0
Employee Related Benefits		0	(2,500)
Total Long Term Liabilities		(65)	(8,790,960)
Total Liabilities		(68,416,106)	(82,384,847)
Redeemable Preferred Stock		(59,953,067)	(54,382,285)
Shareholder's Equity			
Common Stock		(167,744,626)	(167,744,626)
Partnership Capital	NA	0	0
Accum OCI		556,290	556,290
Current Year Retained Earnings		1,673,640	25,463,917
Accumulated Deficit		274,831,219	98,804,366
Total Shareholder's Equity		109,316,523	(42,920,053)
Liability and Equity		(19,052,650)	(179,687,185)

[1] Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

DEBTOR(S):
CASE NO:

Form 2-D
PROFIT AND LOSS STATEMENT

For Period 9/1/2017 to 9/30/2017

	CONSOLIDATED September 2017 Actual		CONSOLIDATED January 2017 [1] Actual (Accum Post-Petition)
Revenue			
Sales	0		(21,952,883)
Total Revenue	0		(21,952,883)
Cost of Sales			
Cost of Goods Sold	0		16,900,088
Depreciation	0		7,762,294
Inventory Write-Down	0		10,387,265
Total Cost of Sales	0		35,049,647
Accretion	0		368,547
Mineral exploration expenditures	0		1,034,160
Impairment of Long Lived Assets	0		126,249,499
General & Administrative			
Consulting	29,482		3,130,274
Depreciation - CGA	0		280,979
Interest and bank charges	0		24,343
Legal, audit and accounting	(6,214)		5,069,059
Office & administrative	96,566		2,112,174
Salaries and benefits	87		2,138,452
Transfer agent and filing fees	6,026		84,035
Travel			11,792
Investor relations	850		68,109
Total General & Administrative	126,797		12,919,215
Total Operating Costs	126,797		175,621,068
Foreign exchange (gain) loss	68		63,954
Other income	(120)		1,476,734
(Gain) loss on disposal of PP&E	(8,178)		(10,574,890)
Interest and investment income			(2,117)
Total Other (Income) Expense	(8,230)		(9,036,320)
Restructuring Items	0		3,828,412
Net Loss Before Income Tax	118,567		148,460,277
Income tax recovery	0		0
Net Income	118,567		148,460,277

[1] Accumulated totals include all revenue and expenses since the petition date.

Rev. 10/31/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 1 of 2)
SUPPORTING SCHEDULES

For Period: 9/1/2017 to 9/30/2017

Summary of Post-Petition Taxes

	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal				
Employee income tax withheld				
Employee FICA taxes withheld				
Employer FICA taxes				
Unemployment taxes				
Other:__________				
State				
Sales, use & excise taxes				
Unemployment taxes				
Other:__________				
Local				
Personal property taxes				
Real property taxes				
Other:__________				
			Total unpaid post-petition taxes	

[1] For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary

Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	*Premium paid through date
Workers' compensation	Federal INS	$1,000,000	8/1/2017	8/1/2017
General liability	Federal INS	1,000,000	8/1/2017	8/1/2017
Property (fire, theft, etc.)	National UN-PA	35,000,000	8/31/2016	8/31/2016
Vehicle	Federal INS	1,000,000	8/1/2017	8/1/2017
Other (list): Umbrella Liability	Federal INS	25,000,000	8/1/2017	8/1/2017
Other (list): Pollution Liability	Ironshore Specialty	5,000,000	7/17/2016	7/17/2016

If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

* The Company no longer has any employees and does not have any assets except cash balances. As such, the insurance carriers were not willing to bind coverage for just a general liability policy.

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-E (Page 2 of 2)
SUPPORTING SCHEDULES
For Period: 9/1/2017 to 9/30/2017

Accounts Receivable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	$ -	$ -	$ -	$ -	$ -
Post-petition receivables	3,002				3,002
Total	$ 3,002	$ -	$ -	$ -	$ 3,002

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	$ 20,408	$ -	$ 62,514	$ 208,136	$ 291,057
Other Payables	39,316				39,316
Total	$ 59,724	$ -	$ 62,514	$ 208,136	$ 330,374

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS					
	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Court Approval Date	Month-end Balance Due [1]
Debtor Counsel - Squire Patton Boggs	$ 54,678	$ (221,417)	$ -	7/17/2015	$ (166,739)
Debtor Local Counsel - S&W	25,000	(13,503)	-	7/16/2015	11,497
Debtor Canadian Counsel - DLA Piper	-	-	-	N/A	-
Canadian Information Officer - E&Y	40,196	-	(4,049)	N/A	40,196
EY Counsel - Borden Ladner Gervais	-	-	-	N/A	-
Debtor Financial Advisor - FTI Consulting	97,404	(50,235)	-	7/24/2015	47,169
Investment Bank - Moelis	-	-	-	11/6/2015	-
Lender's Counsel - Luskin Stern	-		-	N/A	-
Lender's Local Counsel - Fairfield & Woods	-	-	-	N/A	-
Lender's Financial Advisor - RPA	-	-	-	N/A	-
Lender's Technical Advisor - RPA	-	-	-	N/A	-
Lender's Counsel - Parsons Behle & Latiner	-	-	-	N/A	-
UCC Counsel - Cooley	-	(33,311)	-	8/14/2015	(33,311)
UCC Financial Advisor - Gavin Solmonese	-	(3,913)	-	8/19/2015	(3,913)
Epiq	10,947	(2,854)	-	7/23/2015	8,093
Total	NA	$ (325,232)	$ (4,049)		$ (97,007)

[1] Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES [2]			
Payee Name	Position	Nature of Payment	Amount
FTI Consulting	CRO and Temporary Staff	Professional Fees and Expenses	$ -

[2] List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S): Midway Gold Corp. 21 CASE NO: 15-16836

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2017

Month	Year 4/30/2017		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	2,033				
February	2017		8,543				
March	2017		1,280				
TOTAL 1st Quarter		$	11,855.79	$	325	6455	4/28/2017
April	2017	$	63,480				
May	2017		30				
June	2017		267				
TOTAL 2nd Quarter		$	63,776.45	$	650	6466	7/27/2017
July	2017	$	0				
August	2017		0				
September	2017		0		325		
TOTAL 3rd Quarter		$	0.00	$	325		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999.....................	$6,500
$15,000 to $74,999.............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $14(NA	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999.........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999.........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold U.S. Inc. 2 | CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	72,387			
February	2017		51,490			
March	2017		459,413			
TOTAL 1st Quarter		$	583,289.46 $	4,875	6454	4/28/2017
April	2017	$	233,794			
May	2017		97,498			
June	2017		211,457			
TOTAL 2nd Quarter		$	542,749.45 $	4,875	6468	7/27/2017
July	2017	$	55,783			
August	2017		17,767			
September	2017		218,051	1950		
TOTAL 3rd Quarter		$	291,600.64 $	1,950		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Services Company 16 CASE NO: 15-16840

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017 $	18,459			
February	2017	10,465			
March	2017	11,803			
TOTAL 1st Quarter $		40,727.13 $	650	1102	4/28/2017
April	2017 $	14,452			
May	2017	12,100			
June	2017	10,119			
TOTAL 2nd Quarter $		36,670.83 $	650	1106	7/27/2017
July	2017 $	14,781			
August	2017	2,701			
September	2017	830	650		
TOTAL 3rd Quarter $		18,311.86 $	650		
October	2017 $	0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter $		0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Mine ULC CASE NO: 15-16846
13

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0				
February	2017		0				
March	2017		0				
TOTAL 1st Quarter		$	0.00	$	325	6449	4/28/2017
April	2017	$	0				
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	0.00	$	325	6467	7/27/2017
July	2017	$	0				
August	2017		0				
September	2017		0		325		
TOTAL 3rd Quarter		$	0.00	$	325		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan Hold Co. 14 CASE NO: 15-16842

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 0			
February	2017	0			
March	2017	0			
TOTAL 1st Quarter		$ 0.00	$ 325	6451	4/28/2017
April	2017	$ 0			
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter		$ 0.00	$ 325	6469	7/27/2017
July	2017	$ 0			
August	2017	0			
September	2017	0	325		
TOTAL 3rd Quarter		$ 0.00	$ 325		
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999.........	$975	$3,000,000 to $4,999,999..........................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan LLP 19 CASE NO: 15-16843

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 0			
February	2017	0			
March	2017	0			
TOTAL 1st Quarter		$ 0.00	$ 325	6456	4/28/2017
April	2017	$ 0			
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter		$ 0.00	$ 325	6470	7/27/2017
July	2017	$ 0			
August	2017	0			
September	2017	0	325		
TOTAL 3rd Quarter		$ 0.00	$ 325		
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR Hold Co. 15 CASE NO: 15-16838

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0			
February	2017		0			
March	2017		0			
TOTAL 1st Quarter		$	0.00 $	325	1102	4/28/2017
April	2017	$	0			
May	2017		0			
June	2017		0			
TOTAL 2nd Quarter		$	0.00 $	325	1104	7/27/2017
July	2017	$	0			
August	2017		0			
September	2017		0	325		
TOTAL 3rd Quarter		$	0.00 $	325		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR LLP CASE NO: 15-16844

20

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	650				
February	2017		0				
March	2017		505				
TOTAL 1st Quarter		$	1,155.36	$	325	1103	4/28/2017
April	2017	$	650				
May	2017		0				
June	2017		669				
TOTAL 2nd Quarter		$	1,319.00	$	325	1105	7/27/2017
July	2017	$	650				
August	2017		0				
September	2017		0		325		
TOTAL 3rd Quarter		$	650.00	$	325		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999.....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): RR Exploration 10 CASE NO: 15-16839

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	525				
February	2017		0				
March	2017		625				
TOTAL 1st Quarter		$	1,150.18	$	325	3449	4/28/2017
April	2017	$	325				
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	325.00	$	325	3450	7/27/2017
July	2017	$	325				
August	2017		0				
September	2017		0		325		
TOTAL 3rd Quarter		$	325.00	$	325		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Nevada Talon 5 CASE NO: 15-16841

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	525			
February	2017		0			
March	2017		275			
TOTAL 1st Quarter		$	800.18 $	325	1075	4/28/2017
April	2017	$	325			
May	2017		0			
June	2017		0			
TOTAL 2nd Quarter		$	325.00 $	325	1076	7/27/2017
July	2017	$	325			
August	2017		0			
September	2017		4,000	325		
TOTAL 3rd Quarter		$	4,325.00 $	325		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Realty 9 | CASE NO: 15-16845

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	325			
February	2017		0			
March	2017		0			
TOTAL 1st Quarter		$	325.00 $	325	2118	4/28/2017
April	2017	$	325			
May	2017		312			
June	2017		0			
TOTAL 2nd Quarter		$	636.68 $	325	2119	7/27/2017
July	2017	$	325			
August	2017		0			
September	2017		0	325		
TOTAL 3rd Quarter		$	325.00 $	325		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (BC) Holding 6 | CASE NO: 15-16847

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0			
February	2017		0			
March	2017		0			
TOTAL 1st Quarter		$	0.00 $	325	6452	4/28/2017
April	2017	$	0			
May	2017		0			
June	2017		0			
TOTAL 2nd Quarter		$	0.00 $	325	6472	7/27/2017
July	2017	$	0			
August	2017		0			
September	2017		0	325		
TOTAL 3rd Quarter		$	0.00 $	325		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (US) Holding Inc. 7 CASE NO: 15-16848

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 0			
February	2017	0			
March	2017	0			
TOTAL 1st Quarter		$ 0.00	$ 325	6450	4/28/2017
April	2017	$ 0			
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter		$ 0.00	$ 325	6473	7/27/2017
July	2017	$ 0			
August	2017	0			
September	2017	0	325		
TOTAL 3rd Quarter		$ 0.00	$ 325		
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Golden Eagle Holding Inc. 8 CASE NO: 15-16837

Form 2-F
QUARTERLY FEE SUMMARY

For the Month Ended: 9/30/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 0			
February	2017	0			
March	2017	0			
TOTAL 1st Quarter		$ 0.00	$ 325	6453	4/28/2017
April	2017	$ 0			
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter		$ 0.00	$ 325	6471	7/27/2017
July	2017	$ 0			
August	2017	0			
September	2017	0	325		
TOTAL 3rd Quarter		$ 0.00	$ 325		
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999.........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-G
NARRATIVE
For Period Ending: 9/30/2017

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred susequent to the report date.

This narrative covers the period of September 1, 2017 through September 30, 2017. Significant events occurring after this period will be reported in the subsequent monthly operating report unless otherwise indicated below.

Midway Gold US Inc. and the affiliated debtors and debtors in possession (collectively, the "Debtors") filed for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015 (the "Petition Date"). Following the Petition Date, Debtors continued in possession of their remaining property and operated and managed their remaining business and affairs as debtors in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

On September 5, 2017, Debtors attended a hearing on the Motion of Debtors and Debtors in Possession for an Order Authorizing an Interim Distribution to Commonwealth Bank of Australia (the "Motion"). At the hearing, the Court placed the Motion in abeyance pending the Court's issuance of an order regarding confirmation of Debtors' Second Amended Joint Plan of Liquidation.

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MGC RESOURCES INC
DBA MIDWAY GOLD CORP.
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8265	$12,657,515.49	$0.00	-$218,050.57	$12,439,464.92

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/14	819.48	WT 170914-055501 HSBC Bank Canada /Bnf=Computershare Srf# Gw00000006849235 Trn#170914055501 Rfb# 820
	09/14	5,979.08	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	09/15	4,244.67	WT Seq#53674 Oracle America, Inc /Bnf=Oracle America Inc Srf# Gw00000006848760 Trn#170914053674 Rfb# 819
	09/15	189,519.00	WT Fed#01052 Citywide Bank /Ftr/Bnf=Ima, Inc Srf# Gw00000006848707 Trn#170914053619 Rfb# 818
	09/29	1,742.32	WT Fed#00312 Silicon Valley Ban /Ftr/Bnf=Epiq Bankruptcy Solutions LLC Srf# Gw00000007234110 Trn#170929000700 Rfb# 822
	09/29	85.18	WT Seq#00713 Oracle America, Inc /Bnf=Oracle America Inc Srf# Gw00000007234109 Trn#170929000713 Rfb# 821
	09/29	4,049.28	WT 170929-000721 The Bank of Montrea /Bnf=Ernst Young Srf# Gw00000007234111 Trn#170929000721 Rfb# 823
		$206,439.01	**Total electronic debits/bank debits**

WELLS FARGO

Checks paid

Number	Amount	Date	Number	Amount	Date
6476	61.56	09/25	6975 *	11,550.00	09/29

$11,611.56 **Total checks paid**

* *Gap in check sequence.*

$218,050.57 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
08/31	12,657,515.49	09/15	12,456,953.26	09/29	12,439,464.92
09/14	12,650,716.93	09/25	12,456,891.70		

Average daily ledger balance **$12,548,763.25**

IMPORTANT ACCOUNT INFORMATION

As part of our commitment to make things right, we have entered into a $142 million class action settlement related to the opening of unauthorized accounts.

If you believe Wells Fargo opened a checking, savings, credit card or line of credit account for you without your permission, or if you purchased identity theft protection from us, you may be entitled to compensation from this fund.

To find out more, go to www.WFSettlement.com or call 1-866-431-8549. You may be eligible for reimbursement of fees, compensation for potential impact on your credit, and an additional cash payment based on any money remaining in the fund after benefits and costs are paid out.

If you have specific questions about any of your accounts or services, please visit your Wells Fargo branch or call the toll-free number that appears on this statement. We realize you have a choice when it comes to banking. It is our privilege to be able to serve you.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

NEVADA TALON LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8489	$381.14	$0.00	$0.00	$381.14

Daily ledger balance summary

Date	*Balance*
08/31	381.14

Average daily ledger balance **$381.14**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

As part of our commitment to make things right, we have entered into a $142 million class action settlement related to the opening of unauthorized accounts.

If you believe Wells Fargo opened a checking, savings, credit card or line of credit account for you without your permission, or if you purchased identity theft protection from us, you may be entitled to compensation from this fund.

To find out more, go to www.WFSettlement.com or call 1-866-431-8549. You may be eligible for reimbursement of fees, compensation for potential impact on your credit, and an additional cash payment based on any money remaining in the fund after benefits and costs are paid out.

If you have specific questions about any of your accounts or services, please visit your Wells Fargo branch or call the toll-free number that appears on this statement. We realize you have a choice when it comes to banking. It is our privilege to be able to serve you.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]8422 ■ September 1, 2017 - September 30, 2017 ■

WELLS FARGO

MIDWAY GOLD REALTY LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8422	$497,757.07	$12,178.39	$0.00	$509,935.46

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/19	12,178.39	eDeposit IN Branch/Store 09/19/17 10:29:31 Am 1050 17th St Denver CO
		$12,178.39	**Total electronic deposits/bank credits**
		$12,178.39	**Total credits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
08/31	497,757.07	09/19	509,935.46

Average daily ledger balance **$502,628.42**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

As part of our commitment to make things right, we have entered into a $142 million class action settlement related to the opening of unauthorized accounts.

If you believe Wells Fargo opened a checking, savings, credit card or line of credit account for you without your permission, or if you purchased identity theft protection from us, you may be entitled to compensation from this fund.

To find out more, go to www.WFSettlement.com or call 1-866-431-8549. You may be eligible for reimbursement of fees, compensation for potential impact on your credit, and an additional cash payment based on any money remaining in the fund after benefits and costs are paid out.

If you have specific questions about any of your accounts or services, please visit your Wells Fargo branch or call the toll-free number that appears on this statement. We realize you have a choice when it comes to banking. It is our privilege to be able to serve you.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

RR EXPLORATION LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1724	$281.90	$0.00	$0.00	$281.90

Daily ledger balance summary

Date	*Balance*
08/31	281.90

Average daily ledger balance **$281.90**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

As part of our commitment to make things right, we have entered into a $142 million class action settlement related to the opening of unauthorized accounts.

If you believe Wells Fargo opened a checking, savings, credit card or line of credit account for you without your permission, or if you purchased identity theft protection from us, you may be entitled to compensation from this fund.

To find out more, go to www.WFSettlement.com or call 1-866-431-8549. You may be eligible for reimbursement of fees, compensation for potential impact on your credit, and an additional cash payment based on any money remaining in the fund after benefits and costs are paid out.

If you have specific questions about any of your accounts or services, please visit your Wells Fargo branch or call the toll-free number that appears on this statement. We realize you have a choice when it comes to banking. It is our privilege to be able to serve you.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

MINE SERVICES LLC
8310 S VALLEY HWY
ENGLEWOOD CO 80112-5812

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]2618	$363.00	$0.00	$0.00	$363.00

Daily ledger balance summary

Date	*Balance*
08/31	363.00

Average daily ledger balance **$363.00**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

As part of our commitment to make things right, we have entered into a $142 million class action settlement related to the opening of unauthorized accounts.

If you believe Wells Fargo opened a checking, savings, credit card or line of credit account for you without your permission, or if you purchased identity theft protection from us, you may be entitled to compensation from this fund.

To find out more, go to www.WFSettlement.com or call 1-866-431-8549. You may be eligible for reimbursement of fees, compensation for potential impact on your credit, and an additional cash payment based on any money remaining in the fund after benefits and costs are paid out.

If you have specific questions about any of your accounts or services, please visit your Wells Fargo branch or call the toll-free number that appears on this statement. We realize you have a choice when it comes to banking. It is our privilege to be able to serve you.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

MDW PAN HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1461	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
08/31	100.00

Average daily ledger balance **$100.00**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

As part of our commitment to make things right, we have entered into a $142 million class action settlement related to the opening of unauthorized accounts.

If you believe Wells Fargo opened a checking, savings, credit card or line of credit account for you without your permission, or if you purchased identity theft protection from us, you may be entitled to compensation from this fund.

To find out more, go to www.WFSettlement.com or call 1-866-431-8549. You may be eligible for reimbursement of fees, compensation for potential impact on your credit, and an additional cash payment based on any money remaining in the fund after benefits and costs are paid out.

If you have specific questions about any of your accounts or services, please visit your Wells Fargo branch or call the toll-free number that appears on this statement. We realize you have a choice when it comes to banking. It is our privilege to be able to serve you.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number [redacted]1446 ■ September 1, 2017 - September 30, 2017 ■ Page 1 of 2

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MDW-GR HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1446	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
08/31	100.00

Average daily ledger balance **$100.00**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

As part of our commitment to make things right, we have entered into a $142 million class action settlement related to the opening of unauthorized accounts.

If you believe Wells Fargo opened a checking, savings, credit card or line of credit account for you without your permission, or if you purchased identity theft protection from us, you may be entitled to compensation from this fund.

To find out more, go to www.WFSettlement.com or call 1-866-431-8549. You may be eligible for reimbursement of fees, compensation for potential impact on your credit, and an additional cash payment based on any money remaining in the fund after benefits and costs are paid out.

If you have specific questions about any of your accounts or services, please visit your Wells Fargo branch or call the toll-free number that appears on this statement. We realize you have a choice when it comes to banking. It is our privilege to be able to serve you.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1479	$6,826.18	$119.01	-$829.76	$6,115.43

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/18	119.01	Deposit Made In A Branch/Store
		$119.01	**Total electronic deposits/bank credits**
		$119.01	**Total credits**

WELLS FARGO

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/14	623.36	ACH Prep Origintn - Midway Mining CO - File 7878782339 Coid 1900985123
	09/29	206.40	WT Fed#00336 Bank of America, N /Ftr/Bnf=Paycom Payroll Wire Account Srf# Gw00000007234112 Trn#170929000703 Rfb# 824
		$829.76	**Total electronic debits/bank debits**
		$829.76	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
08/31	6,826.18	09/18	6,321.83	09/29	6,115.43
09/14	6,202.82				

Average daily ledger balance **$6,510.75**

IMPORTANT ACCOUNT INFORMATION

As part of our commitment to make things right, we have entered into a $142 million class action settlement related to the opening of unauthorized accounts.

If you believe Wells Fargo opened a checking, savings, credit card or line of credit account for you without your permission, or if you purchased identity theft protection from us, you may be entitled to compensation from this fund.

To find out more, go to www.WFSettlement.com or call 1-866-431-8549. You may be eligible for reimbursement of fees, compensation for potential impact on your credit, and an additional cash payment based on any money remaining in the fund after benefits and costs are paid out.

If you have specific questions about any of your accounts or services, please visit your Wells Fargo branch or call the toll-free number that appears on this statement. We realize you have a choice when it comes to banking. It is our privilege to be able to serve you.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]**1420** ■ September 1, 2017 - September 30, 2017 ■ Page 1 of 2

MIDWAY PAN MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1420	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
08/31	100.00

Average daily ledger balance **$100.00**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

As part of our commitment to make things right, we have entered into a $142 million class action settlement related to the opening of unauthorized accounts.

If you believe Wells Fargo opened a checking, savings, credit card or line of credit account for you without your permission, or if you purchased identity theft protection from us, you may be entitled to compensation from this fund.

To find out more, go to www.WFSettlement.com or call 1-866-431-8549. You may be eligible for reimbursement of fees, compensation for potential impact on your credit, and an additional cash payment based on any money remaining in the fund after benefits and costs are paid out.

If you have specific questions about any of your accounts or services, please visit your Wells Fargo branch or call the toll-free number that appears on this statement. We realize you have a choice when it comes to banking. It is our privilege to be able to serve you.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MIDWAY GOLD ROCK MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1453	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
08/31	100.00

Average daily ledger balance **$100.00**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

As part of our commitment to make things right, we have entered into a $142 million class action settlement related to the opening of unauthorized accounts.

If you believe Wells Fargo opened a checking, savings, credit card or line of credit account for you without your permission, or if you purchased identity theft protection from us, you may be entitled to compensation from this fund.

To find out more, go to www.WFSettlement.com or call 1-866-431-8549. You may be eligible for reimbursement of fees, compensation for potential impact on your credit, and an additional cash payment based on any money remaining in the fund after benefits and costs are paid out.

If you have specific questions about any of your accounts or services, please visit your Wells Fargo branch or call the toll-free number that appears on this statement. We realize you have a choice when it comes to banking. It is our privilege to be able to serve you.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1487	$59,524.66	$0.00	$0.00	$59,524.66

Daily ledger balance summary

Date	*Balance*
08/31	59,524.66

Average daily ledger balance **$59,524.66**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

As part of our commitment to make things right, we have entered into a $142 million class action settlement related to the opening of unauthorized accounts.

If you believe Wells Fargo opened a checking, savings, credit card or line of credit account for you without your permission, or if you purchased identity theft protection from us, you may be entitled to compensation from this fund.

To find out more, go to www.WFSettlement.com or call 1-866-431-8549. You may be eligible for reimbursement of fees, compensation for potential impact on your credit, and an additional cash payment based on any money remaining in the fund after benefits and costs are paid out.

If you have specific questions about any of your accounts or services, please visit your Wells Fargo branch or call the toll-free number that appears on this statement. We realize you have a choice when it comes to banking. It is our privilege to be able to serve you.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	[redacted]8486	2.10112
Account Description	Wells Fargo (USD)	
Period Ending	9/30/2017	

Balance per Bank Statement	12,439,464.92
Add Pending Deposits	.00
Less Outstanding Checks	.00
	12,439,464.92
Balance per General Ledger	12,439,464.92
Variance	.00

Midway Gold Corp / NV Talon-Balance Sheet

Reconciliation Summary

Account Number	[redacted]9200	5.10112
Account Description	Wells Fargo (USD)	
Period Ending	9/30/2017	

Balance per Bank Statement	381.14
Add Pending Deposits	.00
Less Outstanding Checks	.00
	381.14
Balance per General Ledger	381.14
Variance	.00

Midway Gold Corp / MGR-Balance Sheet

Reconciliation Summary

Account Number	[redacted]0152	9.10112
Account Description	Wells Fargo (USD)	
Period Ending	9/30/2017	

Balance per Bank Statement	509,935.46
Add Pending Deposits	.00
Less Outstanding Checks	4,000.00-
	505,935.46
Balance per General Ledger	505,935.46
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
Dan F. Halstead & Son Trucking	9/29/2017	00002120	4,000.00-
			4,000.00-

Midway Gold Corp / RR Exploration Balance Sheet

Reconciliation Summary

Account Number	[redacted]6862	10.10112
Account Description	Wells Fargo (USD)	
Period Ending	9/30/2017	

Balance per Bank Statement	281.90
Add Pending Deposits	.00
Less Outstanding Checks	.00
	281.90
Balance per General Ledger	281.90
Variance	.00

Midway Gold Corp / Mine Services LLC

Reconciliation Summary

Account Number	[redacted]7122	11.10112
Account Description	Wells Fargo (USD)	
Period Ending	9/30/2017	

Balance per Bank Statement	363.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	363.00
Balance per General Ledger	363.00
Variance	.00

Midway Gold Corp / MDW Pan Hold Corp

Reconciliation Summary

Account Number	[redacted]4250	14.10112
Account Description	Wells Fargo (USD)	
Period Ending	9/30/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW GR Holding Corp

Reconciliation Summary

Account Number	[redacted]4498	15.10112
Account Description	Wells Fargo (USD)	
Period Ending	9/30/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Mining Co

Reconciliation Summary

Account Number	[redacted]4746	16.10112
Account Description	Wells Fargo (USD)	
Period Ending	9/30/2017	

Balance per Bank Statement	6,115.43
Add Pending Deposits	.00
Less Outstanding Checks	.00
	6,115.43
Balance per General Ledger	6,115.43
Variance	.00

Midway Gold Corp / Midway Pan Mine Co

Reconciliation Summary

Account Number	[redacted]4994	17.10112
Account Description	Wells Fargo (USD)	
Period Ending	9/30/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Gold Rock Mine

Reconciliation Summary

Account Number	[redacted]5242	18.10112
Account Description	Wells Fargo (USD)	
Period Ending	9/30/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary

Account Number	[redacted]5490	19.10112
Account Description	Wells Fargo (USD)	
Period Ending	9/30/2017	

Balance per Bank Statement	.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
Balance per General Ledger	.00
Variance	.00

Midway Gold Corp / MDW Gold Rock LLP

Reconciliation Summary

Account Number	[redacted]5738	20.10112
Account Description	Wells Fargo (USD)	
Period Ending	9/30/2017	

Balance per Bank Statement	59,524.66
Add Pending Deposits	.00
Less Outstanding Checks	.00
	59,524.66
Balance per General Ledger	59,524.66
Variance	.00

Midway Gold Corp / MDW-Balance Sheet

Reconciliation Summary

Account Number	[redacted]7893	21.10211
Account Description	TD Canada Trust (CAD)	
Period Ending	9/30/2017	

Balance per Bank Statement	.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
Balance per General Ledger	.00
Variance	.00